                                 EXHIBIT 10.26

                       LIMITED GUARANTY OF MICHAEL RUBIN
                       IN FAVOR OF CORESTATES BANK, N.A.

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[LOGO OF CORESTATES APPEARS HERE]

                                   GUARANTY

     This Guaranty is made and entered into by the undersigned, and by each of them if more than one (the "Guarantor"), for the benefit of Corestates Bank, N.A.*, a national banking association (the "Bank").

1. OBLIGOR. The "Obligor" means the following person or entity, and if more than one, any or all of the following persons or entities:___________________

       Ryka Inc.
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2.   OBLIGATIONS. The "Obligations" means all existing and hereafter incurred or arising indebtedness, obligations and liabilities of the Obligor to the Bank, whether absolute or contingent, direct or indirect and out of whatever transactions arising, and includes without limitation, all matured and unmatured indebtedness, obligations and liabilities of the Obligor under or in connection with existing and future loans and advances evidenced by promissory notes or otherwise, letters of credit, acceptances, all other extensions of credit, repurchase agreements, security agreements, mortgages, overdrafts, foreign exchange contracts and all other contracts for payment or performance, indemnities, and all indebtedness, obligations and liabilities under any guaranty or surety agreements or as co-maker or co-obligor with any person for any of the foregoing, including without limitation all interest, expenses, costs (including collection costs) and fees (including reasonable attorney's fees and prepayment fees) incurred, arising or accruing (whether prior or subsequent to the filing of any bankruptcy petition by or against any Obligor) under or in connection with any of the foregoing. If the term "Obligor" includes more than one person or entity, the Obligations shall include all Obligations of any one or more of such person or entities, whether such Obligations are individual, joint, several or joint and several.
3. UNCONDITIONAL GUARANTY. In consideration of any existing Obligations and any Obligations which may hereafter arise or be incurred, each Guarantor, intending to be legally bound, absolutely and unconditionally (and jointly and severally if more than one) guaranties to Bank the payment, performance and satisfaction when due (whether by stated maturity, demand acceleration or otherwise) of all Obligations. The obligations of the Guarantor hereunder shall continue in full force and effect, irrespective of the validity, legality or enforceability of any agreements, notes or documents pursuant to which any of the Obligations arise, or the existence, value or condition of any collateral for any of the Obligations, or of any other guaranty of the Obligations, or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor.
4. COST OF ENFORCEMENT. Each Guarantor agrees (jointly and severally if more than one) to pay Bank all costs and expenses (including reasonable attorneys'
fees) at any time incurred by Bank in the enforcement of this Guaranty against any Guarantor. See Rider, incorporated herein
5. PAYMENT BY GUARANTOR. Payment by each Guarantor is due upon demand by Bank and is payable in immediately available funds in lawful money of the United States of America.
6. CONTINUING GUARANTY. This Guaranty shall continue in full force and effect with respect to each Guarantor and may not be revoked until all existing Obligations and all Obligations hereafter incurred or arising have been paid, performed and satisfied in full. Notwithstanding the foregoing any Guarantor may, by written notice to Bank, terminate its liability hereunder with respect to Obligations which are not Pre-Termination Obligations as hereinafter defined. Such notice shall be ineffective unless sent via certified mail to: Special Notices Section, Commercial Loan Services, F.C. 1-3-18-64, CoreStates Bank,
N.A., 1500 Market Street, Philadelphia, PA 19102

The burden of establishing (i) that Bank has received any termination notice hereunder and (ii) the day on which such notice was received shall be on Guarantor. In the event that Bank receives an effective termination notice from Guarantor in accordance with the provisions of this paragraph, such termination shall not affect Guarantor's liability (a) for Obligations incurred or arising on or prior to the tenth day following receipt by Bank of such termination notice, or any earlier day, on which Bank determines in good faith that the appropriate Bank officers have actual knowledge of Bank's receipt of such notice (the "Termination Effective Date"), (b) for Obligations which are renewals, modifications, amendments, extensions, substitutions, replacements or rollovers of; or which consist of accrued interest on, Obligations incurred or arising on or prior to the Termination Effective Date, or (c) for Obligations incurred or arising pursuant to a commitment existing on the Termination Effective Date under which Bank was obligated to extend credit or make payments to Obligor or for Obligor's account, all Obligations referred to in this sentence being hereinafter collectively called "Pre-Termination Obligations". It is understood that for purposes of this Guaranty and regardless of any conflicting agreement between Bank and any Obligor all payments on and other reductions of the Obligations subsequent to the Termination Effective Date (other than payments made by Guarantor in respect of the Guaranty itself) shall, unless Bank elects otherwise in writing, be applied first to Obligations other than Pre-Termination Obligations, and then to Pre-Termination Obligations. It is further understood that the provisions of the preceding sentence shall be applicable regardless of the amount of any new Obligations incurred or arising subsequent to the Termination Effective Date.
7. WAIVERS AND CONSENTS BY GUARANTOR. Each Guarantor unconditionally consents to, and waives as a defense to liability hereunder, each of the following; (a) any waiver, inaction, delay or lack of diligence by Bank in enforcing its rights against any Obligor or in any property, or the unenforceability of any such rights, including any failure to perfect, protect or preserve any lien or security interest which may be intended directly or indirectly to secure any of the Obligations, and the absence of notice thereof to any Guarantor, (b) the absence of any notice of the incurrence or existence of any Obligation, (c) any action, and the absence of notice thereof to any Guarantor, taken by Bank or any Obligor with respect to any of the Obligations, including any release, subordination or substitution of any collateral or release, termination, compromise, modification or amendment of any instrument executed by or applicable to any Obligor or of any claim, right or remedy against any Obligor or any property, (d) any impairment of Guarantor's right to reimbursement by way of subrogation, indemnification or contribution, (e) any other action taken or omitted by Bank in good faith with respect to the Obligations, (f) the absence or inadequacy of any formalities of every kind in connection with enforcement of the Obligations, including presentment, demand, notice and protest, and (g) the waiver of any rights of Bank under or any action taken or omitted by Bank with respect to any other guaranty of the Obligations.
  8. OTHER AGREEMENTS BY GUARANTOR. Each Guarantor agrees that there shall be no requirement that Bank document its acceptance of this Guaranty, evidence its reliance thereon, or that Bank take any action against any person or any property prior to taking action against any Guarantor. Each Guarantor further agrees that Bank's rights and remedies hereunder shall not be impaired or subject to any stay, suspension or other delay as a result of Obligor's insolvency or as a result of any proceeding applicable to Obligor or Obligor's property under any bankruptcy or insolvency law. Each Guarantor also agrees that payments and other reductions on the Obligations may be applied to such of the Obligations and in such order as Bank may elect.
  9. SUBROGATION AND SIMILAR RIGHTS. No Guarantor will exercise any rights with respect to Bank or any Obligor related to or acquired in connection with or as a result of its making of this Guaranty which it may acquire by way of subrogation, indemnification or contribution, by reason of payment made by it hereunder or otherwise, until after the date on which all of the Obligations shall have been satisfied in full. Until such time, any such rights against the Obligor shall be fully subordinate in lien and payment to any claim in connection with the Obligations which Bank now or hereafter has against the Obligor. If any amount shall be paid to any Guarantor on account of such subrogation, indemnification or contribution at any time when all of the Obligations and all other expenses guaranteed pursuant hereto shall not have been paid in full, such amount shall be held in trust for the benefit of Bank, shall be segregated from the other funds of Guarantor and shall forthwith be paid over to Bank to be applied in whole or in part by Bank against the Obligations, whether matured or unmatured, in such order as the Bank shall determine in its sole discretion. If Guarantor shall make payment to the Bank of all or any portion of the Obligations and all of the Obligations shall be paid in full. Guarantor's right of subrogation shall be without recourse to and without any implied warranties by Bank and shall remain fully subject and subordinate to Bank's right to collect any other amounts which may thereafter become due to the Bank by the Obligor in connection with the Obligations.

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* CoreStates Bank, N.A. also conducts business as Philadelphia National Bank, as
CoreStates First Pennsylvania Bank and as CoreStates Hamilton Bank

10. REINSTATEMENT OF LIABILITY. If any claim is xxxxx upon the Bank for repayment or recovery of any xxxxx or amounts received by Bank in payment or on account of any Obligations and Bank repays all or part of said amount by reason of (a) any judgment xxxxx order of any court or administrative body having jurisdiction over the Bank or any of its property, or (b) any settlement or compromise in good faith with any such claimant (including Obligor), then and in such event, each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Guarantor, notwithstanding any termination hereof or the cancellation of any note or other instrument evidencing any Obligation, and each Guarantor shall remain liable to the Bank hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Bank.

11. SECURITY INTEREST. Each Guarantor hereby assigns to the Bank and grants to the Bank a security interest in any balance or assets in any deposit or other account of such Guarantor in or with the Bank whenever and so long as any of the Obligations shall be outstanding and unpaid and agrees that the security interest hereby granted shall be independent of the right of setoff.

12. FINANCIAL INFORMATION ON GUARANTOR. Each Guarantor hereby agrees to provide the Bank with such information on the business affairs and financial condition of such Guarantor as the Bank from time to time may reasonably request and to notify the Bank of any change in the address of such Guarantor. In the event that such Guarantor fails to comply with a request for information as herein agreed, within ten (10) days after receipt of the request, such Guarantor upon demand by the Bank agrees to purchase from the Bank without representation, warranty or recourse the Obligations and to pay therefor the unpaid principal amount of all such Obligations, including interest thereon to the date of purchase.

13. EFFECT OF OTHER AGREEMENTS. The provisions of this Guaranty are cumulative and concurrent with Bank's rights and remedies against Guarantor under any existing or future agreement pertaining or evidencing any of the Obligations. No such additional agreement shall be deemed a modification or waiver hereof unless expressly so agreed by Bank in writing. If Bank holds any other guaranty or surety agreement applicable to any of the Obligations, the liability of each Guarantor hereunder shall be joint and several with each party obligated on such other guaranty or surety agreement, unless otherwise agreed by Bank in writing.

14. CONFESSION OF JUDGMENT; WARRANT OF ATTORNEY--Each Guarantor irrevocably authorizes and empowers any attorney or any clerk of court of record, upon the occurrence of a default of an Event of Default under or in connection with any of the Obligations, or at any time thereafter, to appear for and confess judgment against such Guarantor for the full amount of such Guarantor's liability under paragraph 3 hereof, with or without declaration, with costs of suit and release of errors, without stay of execution and with an amount not to exceed the greater of five percent (5%)of the principal amount of such judgment or $5,000 added for collection fees. If a copy of this Guaranty, verified by affidavit by or on behalf of Bank, shall have been filed in such action, it shall not be necessary to file the original of this Guaranty. The authority granted hereby shall not be exhausted by the initial exercise thereof and may be exercised by Bank from time to time. There shall be excluded from the lien of any judgment obtained solely pursuant to this paragraph all improved real estate in any area identified by the Federal Emergency Management Agency as having special flood hazards if the community in which such area is located is participating in the National Flood Insurance Program. Any such exclusion shall not affect any lien upon property not so excluded.

15. GUARANTOR'S ADDRESS. Guarantor warrants and represents that the address set forth below is Guarantor's correct mailing address and agrees immediately to notify Bank in the event of any change therein.

16. MISCELLANEOUS. (a) No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by each Guarantor and Bank, and no waiver of any provisions of this Guaranty, and no waiver or consent to any departure by the Guarantor therefrom, shall be ineffective unless it is in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. (b) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be effective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction. (c) The obligations of each Guarantor hereunder shall not be subject to any counterclaim, setoff, deduction or defense based upon any related or unrelated claim which such Guarantor may now or hereafter have against Bank or any Obligor, except payment of the Obligations, and shall not be affected by any change in Obligor's legal status or ownership or by any change in corporate, partnership or other organizational structure applicable to Obligor. (d) This Guaranty shall (i) be binding on each Guarantor and its personal representatives, estate, heirs, successors and assigns, and (ii) inure, together with all rights and remedies of Bank hereunder, to the benefit of the Bank and its successors, transferees and assigns. Notwithstanding the foregoing clause
(i), none of the rights or obligations of any Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Bank.
(e) This Guaranty shall be governed by and construed in accordance with the internal laws, and not the law of conflicts, of the Commonwealth of Pennsylvania.

17. CONSENT TO JURISDICTION AND VENUE IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE RELATIONSHIP EVIDENCED HEREBY, EACH UNDERSIGNED PARTY HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN MONTGOMERY OR PHILADELPHIA COUNTY IN THE COMMONWEALTH OF PENNSYLVANIA AND AGREES NOT TO RAISE ANY OBJECTION TO SUCH JURISDICTION OR TO THE LAYING OR MAINTAINING OF THE VENUE OF ANY SUCH PROCEEDING IN SUCH COUNTY. EACH UNDERSIGNED PARTY AGREES THAT SERVICE OF PROCESS IN ANY SUCH PROCEEDING MAY BE DULY EFFECTED UPON IT BY MAILING A COPY THEREOF, BY REGISTERED MAIL POSTAGE PREPAID, TO EACH UNDERSIGNED PARTY.

18. WAIVER OF JURY TRIAL. EACH UNDERSIGNED PARTY HEREBY WAIVES, AND BANK BY ITS ACCEPTANCE HEREOF THEREBY WAIVES, TRIAL BY JURY IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE RELATIONSHIP EVIDENCED HEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO ENTER INTO, ACCEPT OR RELY UPON THIS GUARANTY.

IN WITNESS WHEREOF, each Guarantor has executed this Guaranty as of the 15th day of August, 1996.

________________________________________________________________________________
                 NAME OF CORPORATION OR PARTNERSHIP GUARANTOR

________________________________________________________________________________
                                    ADDRESS

By:________________________________     By:_____________________________________


                     INDIVIDUALS OR PROPRIETORS SIGN BELOW


____________________          _______________________    /s/ Michael G. Rubin
                                                         -----------------------
      WITNESS                  ADDRESS OF GUARANTOR      SIGNATURE OF GUARANTOR


____________________          _______________________    -----------------------
      WITNESS                  ADDRESS OF GUARANTOR      SIGNATURE OF GUARANTOR

                               RIDER TO GUARANTY
[LOGO OF CORESTATES APPEARS HERE]


     Reference is made to that certain Guaranty dated August 15, 1996 (the "Guaranty") executed by the undersigned ("Guarantor") in favor of CoreStates Bank, N.A./*/, a national banking association (the "Bank"), the defined terms of which are incorporated therein.

     Guarantor and Bank agree as follows:

     1. Guarantor's liability under paragraph 3 of the Guaranty shall be limited to the smallest of the following amounts: (a) $2,000,000 (the "Limit Amount"), (b) the aggregate amount of the Obligations, as said amount may increase or decrease from time to time, or (c) subsequent to any termination of Guarantor's liability in accordance with paragraph 6 of the Guaranty, the aggregate outstanding balance of the Pre-Termination Obligations.

     2. Whenever the aggregate amount of the Obligations exceeds the Limit Amount, and regardless of the amount of any such excess, payments on and reductions of the Obligations may be applied by Bank to that portion of the Obligations which is in excess of the Limit Amount, so that the Limit Amount is applicable to the Obligations on a "last-out" basis. Notwithstanding the provisions of the preceding sentence, any payments made by Guarantor in respect of the Guaranty itself shall directly reduce the unpaid amount of Guarantor's liability under paragraph 3 of the Guaranty.

     3. Except as expressly otherwise stated herein, all provisions of the Guaranty shall continue in full force and effect and are hereby ratified and confirmed.

     IN WITNESS WHEREOF, and intending to be legally bound, Bank and Guarantor have executed this Rider as of the 15th day of August, 1996.

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                 NAME OF CORPORATION OR PARTNERSHIP GUARANTOR

--------------------------------------------------------------------------------
                                    ADDRESS
By:                                        By:
   ------------------------------             ----------------------------------


                     INDIVIDUALS OR PROPRIETORS SIGN BELOW

                                                       /s/ Michael G. Rubin
----------------------     -----------------------    -------------------------
      WITNESS               ADDRESS OF GUARANTOR        SIGNATURE OF GUARANTOR
                                                        MICHAEL G. RUBIN

----------------------     -----------------------     -------------------------
       WITNESS              ADDRESS OF GUARANTOR        SIGNATURE OF GUARANTOR

----------------------     -----------------------     -------------------------
       WITNESS              ADDRESS OF GUARANTOR        SIGNATURE OF GUARANTOR

----------------------     -----------------------     -------------------------
       WITNESS              ADDRESS OF GUARANTOR        SIGNATURE OF GUARANTOR


                             CORESTATES BANK, N.A.

                       By:
                           ------------------------------

                           ------------------------------
                            (PRINT NAME AND TITLE)

________________________________________________________________________________
* CoreStates Bank, N.A., also conducts business as Philadelphia National Bank, as CoreStates First Pennsylvania Bank and as CoreStates Hamilton Bank

                       EXPLANATION AND WAIVER OF RIGHTS
                       REGARDING CONFESSION OF JUDGMENT


     1.   On the date hereof, Michael G. Rubin        , a(an)  individual
                              ------------------------       ------------------
(the "Obligor") is signing and delivering to CoreStates Bank, N.A. (the "Bank") a

[_] Promissory note in the principal sum of _______________________ Dollars ($__________);

[X]  Guaranty of Obligations of  Ryka Inc.
                                ----------------------------------------------;

[_]  Other ___________________________________________________________________

(as the same may be renewed, modified, amended, extended, restated or replaced, whether one or more, the "Obligation"). The Obligor has been advised by the Bank (and by the Obligor's legal counsel, if applicable) that the Obligation contains a clause that provides that the Bank may confess judgment against the Obligor. The Obligor has read the Obligation and clearly and specifically understands that by signing the Obligation which contains such confession of judgment clause:

          (a) The Obligor is authorizing the Bank to enter a judgment against the Obligor and in favor of the Bank, which will give the Bank a lien upon any real estate which the Obligor may own in any county where the judgment is entered;

          (b) The Obligor is giving up an important right to any notice or opportunity for a hearing before the entry of this judgment on the records of the Court;

          (c) The Obligor is agreeing that the Bank may enter this judgment and understands that the Obligor will be unable to contest the validity of the judgment, should the Bank enter it, unless the Obligor successfully challenges entry of the judgment through a petition to open or strike the judgment, which will require the Obligor to retain counsel at the Obligor's expense;

          (d) The Obligor may be giving up an important right to any notice or opportunity for a hearing before the Bank may request and use the power of the state government to deprive the Obligor of its property pursuant to the judgment by seizing or having the Sheriff or other official seize the Obligor's bank accounts, inventory, equipment, furnishings, or any other personal property that the Obligor may own, to satisfy the Obligation;

          (e) The Obligor may be immediately deprived of the use of any property that is seized by the Bank pursuant to the judgment without notice or a hearing, and the procedural rules of Pennsylvania's court system do not guarantee that the Obligor will receive a prompt hearing after the Obligor's property is seized; and

          (f) If the Obligation is the Bank's printed form of Master Demand Note, Commercial Promissory Note or Security Agreement, or a Master Note Agreement prepared by the Bank, the Obligor is agreeing that the Bank may enter judgment whether or not there is a default under the Obligation.

     2. The Obligor knows and understands that it is the confession of judgment clause in the Obligation which gives the Bank the rights described in subparagraphs (a) through (f) of paragraph 1 above.

     3. Fully and completely understanding the rights which are being given up if the Obligor signs the Obligation containing the confession of judgment, the Obligor nevertheless freely, knowingly and voluntarily waives said rights and chooses to sign the Obligation.

     4. The Obligor acknowledges that the proceeds of the Obligation are to be used for business purposes.

     5. If the Obligor is an individual, the Obligor certifies that his/her annual income exceeds $10,000.00.

Dated this 15th day of August, 1996.
           ----        ------    --

THE OBLIGOR HAS READ THIS EXPLANATION AND WAIVER PRIOR TO SIGNING THE OBLIGATION AND FULLY UNDERSTANDS ITS CONTENTS.


                   ________________________________________
                      (Name of Corporation/Partnership

By________________________________        By____________________________________

__________________________________        ______________________________________
     (Print Name and Title)                       (Print Name and Title)



                     INDIVIDUALS OR PROPRIETORS SIGN BELOW

__________________________________        /s/ Michael G. Rubin
                                          --------------------------------------
      (Witness Signature)                   (Signature of Individual Obligor)
                                            Michael G. Rubin

__________________________________        ______________________________________
      (Witness Signature)                   (Signature of Individual Obligor)